Exhibit 10.19a

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

MAJORITY GROUP AGENT ACTION NO. 1

This MAJORITY GROUP AGENT ACTION NO. 1, dated as of May 18, 2015 (this “Consent”), is entered into among the undersigned in connection with that certain Loan Agreement dated as of May 4, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among Megalodon Solar, LLC (the “Borrower”), SolarCity Corporation, a Delaware corporation, solely in its capacity as limited guarantor, the lenders from time to time party thereto, the group agents from time to time party thereto (collectively, the “Group Agents”), Bank of America, N.A., as the administrative agent (the “Administrative Agent”) and as the collateral agent, Bank of America, N.A. and Credit Suisse Securities (USA) LLC, as joint structuring agents, and Bank of America, N.A., Credit Suisse Securities (USA) LLC and Deutsche Bank AG, New York Branch, as joint book runners and joint lead arrangers.  As used in this Consent, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

W I T N E S S E T H

WHEREAS, under the terms of Section 2.13(a) of the Loan Agreement, the Borrower shall have ten (10) Business Days from the initial Borrowing Date to enter into one or more Interest Rate Hedge Agreements in respect of the initial Borrowing;

WHEREAS, under the terms of Section 5.19(b) of the Loan Agreement, the Borrower has ten (10) Business Days from the Closing Date to obtain the [***] Tax Equity Required Consent (the “[***] Consent”) and fifteen (15) Business Days from the Closing Date to deliver an opinion of Wilson Sonsini Goodrich & Rosati in respect of the [***] Tax Equity Required Consent (“[***] WSGR Opinion”);

WHEREAS, the Borrower has requested that the Majority Group Agents consent to extend such deadline of the Interest Rate Hedge Agreements to June 19, 2015;

WHEREAS, the Borrower has requested that the Group Agents representing each of Bank of America, N.A., in its capacity as Committed Lender, Credit Suisse AG, Cayman Islands Branch, in its capacity as Committed Lender, and GIFS Capital Company LLC, in its capacity as Conduit Lender, consent to extend (i) such deadline of the [***] Consent to May 29, 2015 and (ii) such deadline of the [***] WSGR Opinion to June 5, 2015; and

WHEREAS, the Administrative Agent and the Majority Group Agents (including the Group Agents representing each of Bank of America, N.A. and Credit Suisse AG, Cayman

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Islands Branch, each in their capacity as Committed Lenders) are willing to grant such consents subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent.

(a)Pursuant to Section 9.14(a) of the Loan Agreement, the Majority Group Agents hereby agree (i) to extend the deadline under Section 2.13(a) of the Loan Agreement, with respect to the initial Borrowing only, to June 19, 2015 and (ii) that, notwithstanding anything in the Loan Agreement to the contrary, entering into any Interest Rate Protection Agreement shall not constitute a condition to any Borrowing prior to June 19, 2015 nor shall failure to enter into such Interest Rate Protection Agreements in connection with any such Borrowing constitute a Default or Event of Default; provided, that the Borrower shall enter into such Interest Rate Protection Agreements by June 19, 2015 with respect to any Borrowing made on or prior to such date.

(b)Pursuant to Section 9.14(a)(vii) of the Loan Agreement, the Group Agents representing each of Bank of America, N.A., in its capacity as Committed Lender, Credit Suisse AG, Cayman Islands Branch, in its capacity as Committed Lender, and GIFS Capital Company LLC, in its capacity as Conduit Lender, hereby agree to extend (i) the deadline of the [***] Consent to May 29, 2015 and (ii) the deadline of the [***] WSGR Opinion to June 5, 2015.

2.Miscellaneous.

(a)The consents provided in Section 1 hereof shall be applicable solely with respect to those matters expressly provided therein, and no other amendments, waivers or consents are given herein or may be otherwise construed or implied.  This Consent shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(b)Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Consent shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document.

(c)Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d)Financing Document.  This Consent shall be deemed to be a Financing Document.

(e)Acknowledgement.  Each party hereto acknowledges that the terms of this Consent shall not constitute a course of dealing among the parties hereto.

[Signature Pages Follow]

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

MEGALODON SOLAR, LLC,
as Borrower

By:   /s/ Brad Buss

Name:  Brad Buss

Title:    Treasurer

Majority Group Agent Action No 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BANK OF AMERICA, N.A., as a Group Agent

By:   /s/ Sheikh Omer-Farooq

Name:  Sheikh Omer-Farooq

Title:    Director

Majority Group Agent Action No 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By: /s/ Erin McCutcheon

Name:  Erin McCutcheon

Title:    Vice President

By: /s/ Patrick J. Hart

Name:  Patrick J. Hart

Title:    Vice President

Majority Group Agent Action No 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Group Agent

By:   /s/ Vinod Mukani

Name:  Vinod Mukani

Title:    Director

By:   /s/ Vanessa Lamort de Gail

Name:  Vanessa Lamort de Gail

Title:    Director

Majority Group Agent Action No 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Acknowledged:

bank of america, n.a., as

Administrative Agent

By:   /s/ Darleen R. Parmelee

Name:  Darleen R. Parmelee

Title:    Vice President

Majority Group Agent Action No 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.